Exhibit 99.1

 Investor Presentation

 December 2011

Investor Presentation
December 2011
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as, but not limited to, “estimates,” “expects,” “anticipates,” “intends,” and similar expressions. Although our forward-looking statements are based on our reasonable assumptions, future performance or results may be different than those currently anticipated. Our forward-looking statements in this presentation speak only as of today, and we assume no duty to update them. Factors that could cause actual results to differ materially from those expressed or implied are discussed in our most recent annual report on Form 10-K and other filings with the Securities and Exchange Commission in the “Risk Factors” section as well as under the “Forward-Looking Statements” heading.

The Laclede Group	Regulated Gas Distribution	Non-Regulated Gas Marketing	Other
	Laclede Gas The Original Green Energy™ *Largest Missouri natural gas local distribution company*	Laclede ENERGY RESOURCES *Regional natural gas marketer*	**Laclede Pipeline Company** *and* **Non-regulated activities**

Fiscal 2011 Highlights
(in Millions)

Therms Sold and/or Transported

1,574
1,108

Net Economic Earnings

$9.0
$6.5
$46.9

The Laclede Group

Laclede Group at a Glance
▪ Pipeline transport of
 petroleum products
▪ Non-regulated activities
 including propane sales
 and storage
▪ Potential growth platform
▪ Core natural gas utility
▪ Stable, primarily residential
 customer base
▪ Investing in infrastructure
 to maintain customer
 service and improve
 operating efficiency
▪ Established mix of
 wholesale and retail
 customers
▪ Leverages expertise in
 the natural gas market
▪ Opportunities to expand
See Appendix for further discussion of non-GAAP measures
2,682
$62.4
thelacledegroup.com

Strategically Positioned

NGPL
REX
PEPL
SSC
MPC
TL
MRT
CEGT
Unionville Storage
Traditional supplies
Shale supplies

5

Laclede Gas
The Original Green Energy™

History of Success
▪ Solid utility earnings and cash flow
▪ Organically grew non-regulated marketing business that
 adds earnings and growth opportunities
▪ Strengthened capital structure and added capacity to
 support both current businesses and strategic growth
 initiatives
▪ Unlocked value in under-utilized assets
▪ Delivered third highest earnings in Company history
 (2011)
▪ Announced our 9th consecutive dividend increase

Strategic Priorities
▪ Invest in infrastructure
▪ Leverage LER’s competencies to enhance
 growth
▪ Develop and invest in emerging technologies
▪ Pursue regulated and non-regulated enterprise
 growth

ST. CHARLES
ST. LOUIS
Illinois
FRANKLIN
JEFFERSON
CRAWFORD
STE. GENEVIEVE
ST. FRANCOIS
IRON
Missouri
MADISON
BUTLER
Arkansas

Laclede Gas
The Original Green Energy™

Laclede Gas - System Overview
▪ Largest LDC in Missouri
 • ~625,000 customers
 • 16,000+ miles of pipe
 • 2011 operating results
 ‒ Revenues of $932 million
 ‒ Net economic earnings of $46.9 million
▪ Diversified gas supply
 • 28 suppliers
 • Access to conventional and shale supplies
 • Transportation on 7 interstate pipelines;
 access to all major producing regions
▪ Significant operating storage capacity
 • In-market storage
 ~4 Bcf natural gas
 ~3 Bcfe liquid propane (~1 Bcfe dedicated
 for peak shaving)
 • Upstream contracted storage: 23 Bcf

Laclede Gas - Strengths
▪ Long-standing focus on customer service, safety and reliability
▪ Strong market position
 • Stable retail customer base with high penetration
 • Diverse commercial / industrial market with minimal by-pass threats
▪ Rate mechanisms support stable earnings
 • Largely de-coupled rate design
 • Infrastructure System Replacement Surcharge (ISRS) provides timely recovery of mandated safety, relocation and replacement costs
 • Purchased Gas Adjustment clause to ensure recovery of gas costs
▪ Expanding rate base

Laclede Energy Resources
▪ Established natural gas marketer operating in the central US (12 interstate pipelines)
▪ Diverse customer and supplier base
▪ Value-added services benefit
 • Customers
 • Small to mid-sized producers
▪ Closely manage risks
 • Formal risk management policy
 • Daily risk and liquidity monitoring
▪ In response to current market conditions, LER has
 • Optimized its portfolio of assets
 • Moved into new market services
 • Varied duration of supply arrangements
 • Renegotiated transportation service contracts
 • Maintained focus on profitability
▪ Company remains solidly profitable and cash generative

Chicago
Michigan
St. Louis
Perryville Hub

Laclede
ENERGY RESOURCES

LER - Growth Opportunities
Henry Hub
Columbia Gas Transmission
 (TCO)
Existing Markets
Expansion Focus
▪ Geographic expansion leveraging existing relationships
▪ Targeting gas-fired electric generation opportunities, asset management arrangements, and long term producer relationships
▪ Focus on margin quality, not volume quantity

Financial Overview

Net Economic Earnings per Share
3.00
2.50
2.00
1.50
1.00
0.50
-
(0.50)
$2.13
$2.70
$2.74
$2.52
$2.79
0.63
1.50
0.95
1.79
(0.04)
1.27
1.49
(0.02)
0.03
0.71
1.78
0.40
2.41
(0.02)
2007
2008
2009
2010
2011
Laclede Gas
Laclede Energy Resources
Other

Net Economic Earnings per diluted share. See Appendix for further discussion of non-GAAP measures

Solid and Growing Core Earnings
▪ Higher Laclede Gas earnings reflect
 • General rate increase effective September 1, 2010
 • Higher non-regulated earnings from sales of propane inventories no longer required to serve utility customers

▪ LER earnings reflect current market conditions that have reduced margins and lowered natural gas sales volumes

1.70
1.65
1.60
1.55
1.50
1.45
1.40
1.35
1.30
$ per Share
1.50
1.54
1.58
1.62
1.66
FY 2008
FY 2009
FY 2010
FY 2011
Current Annualized

The Laclede Group

Consistent Dividend Growth
▪ Dividend paid continuously since 1946
▪ Annual dividend increase of $0.04 per share approved by the Board of Directors for
 2012; ninth consecutive annual increase
▪ Dividend Yield: 4.2%
* FY 2008 payout ratio calculation excludes the gain on disposal of SM&P and related disposal costs
62%
53%
65%
Payout Ratio
56%

Fiscal Years				
	2007	2008	2009	2010	2011
Operating cash flow	$ 82.3	$ 96.4	$105.0	$ 94.8	$107.0
Less: Dividends	(31.2)	(32.4)	(33.8)	(34.9)	(35.8)
Capital expenditures	(56.5)	(55.4)	(52.4)	(57.0)	(67.6)
Free cash flow	$ (5.4)	$ 8.6	$ 18.8	$ 2.9	$ 3.6

The Laclede Group

Stable Cash Flow
▪ Cash flow supports ongoing business requirements
▪ 2012 capital spending of $104 million reflects
 • Acceleration of distribution system replacement (+ $5-10 million annually)
 • Over 40% of capital spending is ISRS eligible
 • Multi-year IT infrastructure replacements and upgrades (incremental $20 million above 2011 spend)
All amounts shown are from continuing operations and exclude working capital; see Appendix for discussion of non-GAAP measures

▪ Strong credit ratings
 – Laclede Group: $ 50 million
 – Laclede Gas: $300 million
▪ Next long-term debt maturity of $25 million due October 2012
▪ Group equity capitalization at 9/30/11 of 61%
Strong Balance Sheet and Capital Capacity
	Laclede Group	Laclede Gas FMB	Laclede Gas CP
S & P	A	A	A-1
Moody’s		A2	P-2
Fitch	A-	A ■ Ample credit facilities to finance short-term needs • Five-year renewals completed in July 2011 +	F1

The Laclede Group

Regulated Gas Distribution	Non-Regulated Gas Marketing	Other
Laclede Gas — The Original Green Energy™	Laclede Energy Resources	Laclede Pipeline Company *and* Non-regulated activities
Largest Missouri natural gas local distribution company	*Regional natural gas marketer*	

Fiscal 2011 Highlights
(in Millions)

Therms Sold and/or Transported

1,574
1,108

Net Economic Earnings

$6.5
$9.0
$46.9

The Laclede Group

Laclede Group - Key Takeaways
 ▪ Financial strength and cash flow to support dividends and strategic investments

 ▪ Solid utility with expanding rate base
 ▪ Established non-regulated marketing competencies provide
    growth opportunities

 ▪ Pursuing regulated and non-regulated enterprise growth
2,682
$62.4
thelacledegroup.com

Appendix

Customers at September 30, 2011 | **Therms Sold and Transported, FY2011 (000's)**

Transportation
141
584,926
39,995
Interruptible
15
Interruptible
5,098
228,080
155,067
497,171
Residential
Commercial & Industrial
Interruptible
Transportation

Laclede Gas
The Original Green Energy™

Laclede Gas - Customer Breakdown
▪ Stable customer base
▪ Diverse commercial and industrial market with minimal by-pass threat
Therms sold and transported exclude fiscal 2011 off-system sales.
625,077
885,416

LER Customer and Supplier Base
▪ Long-term relationships with high-quality counterparties
▪ ~270 large-volume end users and wholesale customers,
 including
 • Utilities, municipalities and power generators
 • Marketing affiliates of utilities and producers
 • Diverse group of large Midwestern end-users
 • Small independent producers with varying needs
▪ ~80 different onshore suppliers
 • Top 5 Suppliers (by volume)
  - Newfield Exploration                                                                                                   - ConocoPhillips
  - PetroQuest Energy   - Macquarie Energy
  - Shell Energy North America

Laclede Gas - Regulatory Strategy
▪ Long-standing focus on customer service, safety and reliability
 • Pipeline integrity
 – Company and state programs more stringent than federal requirements
 – Active AGA partner in legislative and regulatory proceedings
▪ Rate mechanisms support stable earnings
 • Largely de-coupled rate design
 – Recovery through customer charge and first block usage
 – Mitigates exposure to weather and customer conservation
 • Infrastructure System Replacement Surcharge (ISRS)
 – Provides timely recovery of mandated safety, relocation and replacement costs between rate cases
 – Requires general rate case at least every 3 years
 • Purchased Gas Adjustment clause to ensure recovery of gas costs
Consistent recovery of operating costs and reasonable returns on ongoing investments in rate base

Laclede Gas - Recent Rate Activity
▪ Latest general rate case became effective September 1, 2010
 • Increased base rates by a net $20.5 million after factoring in current ISRS revenues
 • Continued weather mitigation rate design
 • Improved pension cost recovery
▪ ISRS
 • $2.3 million annualized increase effective July 8, 2011
 • Cumulative recovery since last general rate case of $4.8 million
 • Filed for new ISRS totaling $2.0 million on November 9, 2011

LER - Supply Shift
Henry Hub
Barnett
Fayetteville
Woodford
Marcellus
Eagleford
Active supply centers
Shale supplies
St. Louis
▪ Shale supplies represent a more cost-effective and plentiful on-shore alternative
▪ Spurred significant new pipeline development, especially from the Midcontinent and Midwest to the
    East
▪ Lower near-term price volatility and basis differentials as a result of robust supply and slow economic growth

LER - Operating Strategy
▪ Long-term revenue and margin growth
▪ Optimize operations
 • Portfolio of upstream assets
 • Supply arrangements with varying durations
 • Pursue market-based park and loans and physical storage
 • Renegotiate transportation service contracts at renewal
 • Maintain focus on profitability and target higher margin transactions
▪ Manage risks closely
 • Formal price and business risk management policy with strong oversight
 • Daily monitoring of key risk metrics (value at risk, mark-to-market, etc.)
 • Manage credit exposure via master netting arrangements, letters of credit and prepayments
 • Ongoing review of counterparty limits and liquidity requirements

(Millions)	FY Ended September 30, 2009	FY Ended September 30, 2010	FY Ended September 30, 2011
Net economic earnings (Non-GAAP)	$ 60.8	$ 56.1	$ 62.4
Add: Unrealized gain (loss) on energy-related derivatives (1)	3.4	(2.1)	1.4
Net Income (GAAP)	$ 64.2	$ 54.0	$ 63.8

The Laclede Group

Net Economic Earnings Reconciliation
(1) Amounts presented net of income taxes. Income taxes are calculated by applying federal, state, and local income tax rates applicable to ordinary income to the amounts of unrealized gain (loss) on energy-related derivative contracts. For the twelve months ended September 30, 2011, 2010 and 2009, the amount of income tax expense (benefit) included in the reconciling items above are $0.9 million, ($1.3) million and $2.2 million, respectively.
This presentation includes the non-GAAP financial measure of “net economic earnings.” The Laclede Group’s non-regulated subsidiary (LER)
and, to a lesser extent, Laclede Gas account for certain transactions through fair value measurements. As a result, management also uses this non-GAAP measure internally when evaluating the Company’s performance. Net economic earnings exclude from net income the after-tax impacts of net unrealized gains and losses on energy-related derivatives resulting from the current changes in the fair value of financial and physical transactions prior to their completion and settlement. Management believes that excluding these timing differences provides a useful representation of the economic impact of only the actual settled transactions and their effects on results of operations. This internal non-GAAP operating metric should not be considered as an alternative to, or more meaningful than, GAAP measures such as net income. The schedule below provides a reconciliation of this non-GAAP measure to the most directly comparable GAAP measure:

(Millions)		2008		2009		2010		2011
		Fiscal Years Ended September 30,						
Free cash flow (Non-GAAP)	$	8.6	$	18.8	$	2.9	$	3.6
Add:								
Capital expenditures - continuing operations		55.4		52.4		57.0		67.6
Dividends paid		32.4		33.8		34.9		35.8
Operating cash flow from continuing operations (excluding working capital) (Non-GAAP)	$	96.4	$	105.0	$	94.8	$	107.0
Add (Deduct):								
Changes in operating assets and liabilities		(118.2)		105.9		(20.7)		36.3
Deferred income taxes and investment tax credits		5.8		17.9		32.8		23.9
Income from discontinued operations		20.4		-		-		-
Gain on sale of discontinued operations		(44.4)		-		-		-
Depreciation from discontinued operations		1.3		-		-		-
Certain FIN 48 tax benefits		2.2		-		-		-
Net cash provided by (used in) operating activities (GAAP)	$	(36.5)	$	228.8	$	106.9	$	167.2
Net cash provided by (used in) investing activities (GAAP)	$	26.9	$	(52.3)	$	(60.8)	$	(67.0)
Net cash provided by (used in) financing activities (GAAP)	$	(28.3)	$	(116.8)	$	(33.8)	$	(143.8)

The Laclede Group

Cash Flow Reconciliation
This presentation includes the non-GAAP measures of “free cash flow” and “operating cash flow from continuing operations (excluding working capital).” Management uses these non-GAAP measures when evaluating the Company’s performance. Operating cash flow from continuing operations (excluding working capital) is calculated as income from continuing operations plus depreciation, amortization, and accretion expense (from continuing operations), plus certain non-cash charges (credits) to income (which are reflected in the “Other-net” line of the Statement of Cash Flows), minus certain tax-related benefits recorded pursuant to FIN 48 (as codified in ASC 740). Free cash flow is operating cash flow from continuing operations (excluding working capital) reduced for capital expenditures from continuing operations and dividends paid. Management believes that these measures provide a useful representation of the cash flows from continuing operations generated by the Company because they exclude temporary working capital and other changes, which are primarily attributable to variations in the timing of the collections of Laclede Gas’ gas cost and the utilization of its gas inventories. Further, by reflecting cash requirements for capital expenditures and dividends, management believes that free cash flow provides an additional useful measure of the Company’s cash flow performance. These internal non-GAAP measures should not be considered as an alternative to, or more meaningful than, GAAP measures such as net cash provided by (used in) operating activities. The schedule above provides a reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.